Cash and Bank Balances - Summary of Cash and Bank Balances (Detail) ¥ in Thousands, $ in Thousands		Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Current
Cash and cash equivalents		¥ 5,915,916	$ 824,656	¥ 5,544,376	$ 772,865	¥ 4,451,489	¥ 4,788,219
Short-term bank deposits	[1]	397,187	55,366	467,096
Restricted cash		120,490	16,796	27,999
Total		6,433,593	896,818	6,039,471
Cash and bank balances		¥ 6,433,593	$ 896,818	¥ 6,039,471

[1]	This short-term bank deposits relate to bank deposits with initial maturities of more than three months and subject to more than insignificant risk of changes in value upon withdrawal before maturity. The interest rate of these bank deposits as of December 31, 2024 for the Group ranged from 2.4% to 5.5% (2023: 2.8% to 5.8%).